Fourth Quarter 2024 Supplemental Exhibit 99.2

2 Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Fourth Quarter 2024 and Full Year 2024 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its interest expense savings, balance sheet, net income or loss per diluted share, FFO per diluted share, NFFO per diluted share, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth or decline, occupancy, NOI growth, revenue growth, margin expansion, purchases and sales of assets, construction plans, and plans for Trilogy may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplemental. Disclaimers

3 Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided from operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss). However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and is useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. Disclaimers

4 Our Properties (as of 12/31/2024) (dollars in thousands) Pro-Rata (3)(4) Consolidated (4) Number of Buildings/ Campuses Beds/Units (1) Leased % (2) Wtd Avg Lease Term (years) Annualized Cash NOI Annualized Cash NOI Integrated Senior Health Campuses (ISHC) 126 12,920 87.5% — $ 243,548 58.8% $ 243,548 58.7% Outpatient Medical (OM) 84 4,262 87.9% 4.9 81,296 19.7% 81,296 19.6% Senior Housing Operating Properties (SHOP) 84 5,565 86.0% — 50,380 12.2% 50,700 12.2% Triple-Net Leased Properties 20 1,494 100.0% 13.8 30,220 7.3% 30,984 7.5% Debt Security Investment — — — — 8,468 2.0% 8,468 2.0% Total 314 6.8 $ 413,912 100.0% $ 414,996 100.0% CONSOLIDATED ANNUALIZED CASH NOI Debt Security Investment 2.0% OM 19.6% SHOP 12.2% ISHC 58.7% Triple-Net Leased Properties 7.5% (1) Outpatient Medical represents GLA in thousands, rather than Beds/Units. (2) ISHC and SHOP occupancies are quarterly averages, while OM and Triple-Net Leased Properties are quarter-end spot occupancies. (3) Represents all properties at Pro-Rata ownership. (4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four. Note: Except as otherwise noted, all data herein is presented on a consolidated basis.

Integrated Senior Health Campuses (ISHC)

(dollars in thousands)

Total Portfolio [1]	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Campuses	125	126	126	127	126	—	—
IL/AL/MC units	5,512	5,560	5,560	5,584	5,565	5,512	5,565
SNF beds	7,380	7,433	7,431	7,436	7,355	7,380	7,355
Consolidated total beds/units	12,892	12,993	12,991	13,020	12,920	12,892	12,920
Average occupancy	85.0%	85.6%	86.0%	86.9%	87.5%	85.0%	86.5%
Revenues [2][3]	$ 384,963	$ 393,122	$ 393,774	$ 409,626	$ 421,516	$ 1,481,880	$ 1,618,038
Operating expenses	334,423	342,302	340,578	353,608	360,629	1,298,792	1,397,117
Cash NOI [2][3]	$ 50,540	$ 50,820	$ 53,196	$ 56,018	$ 60,887	$ 183,088	$ 220,921
Cash NOI margin %	13.1%	12.9%	13.5%	13.7%	14.4%	12.4%	13.7%
Maintenance Capex	$ 3,221	$ 3,040	$ 3,371	$ 3,769	$ 4,569	$ 16,825	$ 14,749

Same-Store [1]	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q4 2024 vs Q4 2023	FY 2023	FY 2024	FY 2024 vs FY 2023
Campuses	108	108	108	108	108		108	108	
Consolidated beds/units	11,127	11,113	11,114	11,143	11,139		11,127	11,139	
Average occupancy	85.0%	86.2%	86.4%	87.0%	87.4%	239 bps	85.4%	86.8%	138 bps
Same-Store revenues [2][3]	$ 261,012	$ 268,796	$ 268,461	$ 272,169	$ 284,646	9.1%	$ 1,015,038	$ 1,094,072	7.8%
Same-Store operating expenses	219,070	224,397	221,272	223,715	230,953	5.4%	858,514	900,337	4.9%
Compensation	143,647	144,060	143,360	146,609	154,747	7.7%	559,117	588,776	5.3%
Controllable [4]	67,459	72,400	69,978	68,573	68,271	1.2%	267,552	279,222	4.4%
Non-Controllable [5]	7,964	7,937	7,934	8,533	7,935	(0.4%)	31,845	32,339	1.6%
Same-Store NOI [2][3]	$ 41,942	$ 44,399	$ 47,189	$ 48,454	$ 53,693	28.0%	$ 156,524	$ 193,735	23.8%
Same-Store NOI margin %	16.1%	16.5%	17.6%	17.8%	18.9%	279 bps	15.4%	17.7%	229 bps

(1) Prior quarters information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) Excludes Grant Income.
(3) See reconciliations in the appendix of this presentation.
(4) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(5) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

5

6 ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q4 2023 Q4 2024 % change Q4 2023 Q4 2024 Q4 2023 Q4 2024 Private $ 361.56 $ 387.62 7.2% 11.9% 11.8% 13.6% 13.6% Managed Care/Insurance $ 386.55 $ 430.73 11.4% 0.4% 0.3% 0.5% 0.4% Medicaid $ 293.35 $ 313.92 7.0% 23.7% 23.1% 21.9% 21.5% Hospice Medicaid $ 297.22 $ 311.51 4.8% 3.8% 3.1% 3.5% 2.9% Medicare $ 652.29 $ 690.56 5.9% 11.6% 11.2% 24.0% 22.9% Medicare Advantage $ 536.71 $ 562.16 4.7% 4.9% 6.2% 8.2% 10.4% Total Skilled Nursing $ 403.77 $ 433.70 7.4% 56.3% 55.7% 71.7% 71.7% Total Senior Housing $ 172.68 $ 182.62 5.8% 43.7% 44.3% 23.8% 24.0% Ancillary revenue $ 14.01 $ 14.43 3.0% 0.0% 0.0% 4.5% 4.3% Total, including ancillary revenue $ 316.75 $ 336.93 6.4% 100.0% 100.0% 100.0% 100.0% Quality Mix 72.5% 73.8% 74.6% 75.6%

Outpatient Medical

(dollars and square feet in thousands, except revenues per square foot and NOI per square foot)

Total Portfolio	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Properties	85	83	83	83	81	—	—
Consolidated GLA (sq ft)	4,448	4,396	4,400	4,400	4,262	4,448	4,262
Ending occupancy	89.2%	88.1%	88.5%	88.1%	87.9%	89.2%	87.9%
Revenues[1]	$ 32,971	$ 33,724	$ 33,287	$ 33,305	$ 32,439	$ 141,399	$ 132,755
Operating expenses	12,070	12,740	12,322	12,300	12,115	53,067	49,477
Cash NOI[1]	$ 20,901	$ 20,984	$ 20,965	$ 21,005	$ 20,324	$ 88,332	$ 83,278
Cash NOI margin %	63.4%	62.2%	63.0%	63.1%	62.7%	62.5%	62.7%
Revenues per square foot	$ 29.65	$ 30.69	$ 30.26	$ 30.28	$ 30.44	$ 31.79	$ 31.15
Cash NOI per square foot	$ 18.80	$ 19.09	$ 19.06	$ 19.10	$ 19.07	$ 19.86	$ 19.54
Maintenance Capex	$ 5,121	$ 1,721	$ 3,612	$ 2,962	$ 3,724	$ 19,511	$ 12,019

Same-Store	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q4 2024 vs Q4 2023	FY 2023	FY 2024	FY 2024 vs FY 2023
Properties	79	79	79	79	79		79	79	
Consolidated GLA (sq ft)	4,210	4,210	4,214	4,214	4,214		4,210	4,214	
Ending occupancy	89.1%	87.9%	88.4%	88.0%	87.8%	(139) bps	89.1%	87.8%	(139) bps
Same-Store revenues[1]	$ 31,292	$ 32,063	$ 31,787	$ 31,912	$ 31,960	2.1%	$ 126,786	$ 127,722	0.7%
Same-Store operating expenses	11,566	12,225	11,911	11,962	11,971	3.5%	47,524	48,069	1.1%
Same-Store NOI[1]	$ 19,726	$ 19,838	$ 19,876	$ 19,950	$ 19,989	1.3%	$ 79,262	$ 79,653	0.5%
Same-Store NOI margin %	63.0%	61.9%	62.5%	62.5%	62.5%	(49) bps	62.5%	62.4%	(15) bps
Same-Store revenue per square foot	$ 29.73	$ 30.45	$ 30.17	$ 30.29	$ 30.34		$ 30.12	$ 30.31	
Same-Store NOI per square foot	$ 18.74	$ 18.85	$ 18.87	$ 18.94	$ 18.97		$ 18.83	$ 18.90	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT
7

8 Outpatient Medical (as of 12/31/2024) Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System $ 7,668 8.0% A+ Mercy Health 4,550 4.7% A+ Prime Healthcare 4,143 4.3% B- Montefiore Medical Center 2,417 2.5% BBB- Atrius Health, Inc. 2,249 2.3% BBB Remaining Portfolio 75,146 78.2% Total $ 96,173 100.0% Square Feet % On-Campus/Adjacent 1,818 42.6% Off-Campus Affiliated 1,375 32.3% Unaffiliated 1,069 25.1% Total 4,262 100.0% OM Absorption Occupied Square Feet as of December 31, 2023 3,967 Expirations (701) Renewals 544 New leases 107 Terminations (13) Adjustment/remeasurement 10 Dispositions (167) Occupied Square Feet as of December 31, 2024 3,747 Trailing 12-months Retention 79.0% (dollars and square feet in thousands)

9 (1) Includes future leases signed, but not commenced. (2) The total ABR expiring in the applicable year. Expiring Leases Year # of Expiring Leases Total Sq. Ft. (1) % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2025 101 570 15.3% $ 14,576 13.4% $ 25.57 2026 46 214 5.7% 4,939 4.6% 23.08 2027 69 462 12.3% 12,698 11.7% 27.48 2028 58 513 13.7% 15,143 14.0% 29.52 2029 63 530 14.1% 15,214 14.0% 28.71 Thereafter 137 1,463 38.9% 45,924 42.3% 31.39 Total 474 3,752 100.0% $ 108,494 100.0% $ 28.92 (dollars and square feet in thousands, except average rent per square foot) Outpatient Medical (as of 12/31/2024)

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Properties	51	64	64	69	70	—	—
IL/AL/MC units	4,318	5,085	5,076	5,353	5,465	4,318	5,465
SNF beds	135	90	95	95	100	135	100
Consolidated total beds/units	4,453	5,175	5,171	5,448	5,565	4,453	5,565
Average occupancy	80.4%	82.5%	84.0%	85.2%	86.0%	78.0%	84.5%
Revenues [1]	$ 48,050	$ 58,720	$ 63,948	$ 66,912	$ 73,239	$ 185,575	$ 262,819
Operating expenses [2]	41,589	52,257	53,867	55,683	60,644	165,530	222,451
Cash NOI [1][2]	$ 6,461	$ 6,463	$ 10,081	$ 11,229	$ 12,595	$ 20,045	$ 40,368
Cash NOI margin %	13.4%	11.0%	15.8%	16.8%	17.2%	10.8%	15.4%
RevPOR	$ 4,631	$ 4,795	$ 4,934	$ 5,006	$ 5,136	$ 4,481	$ 4,975
Maintenance Capex	$ 793	$ 789	$ 3,496	$ 4,485	$ 4,393	$ 2,175	$ 13,163

Same-Store	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q4 2024 vs Q4 2023	FY 2023	FY 2024	FY 2024 vs FY 2023
Properties	41	41	41	41	41		41	41	
Consolidated beds/units	3,725	3,710	3,716	3,715	3,715		3,725	3,715	
Average occupancy	84.3%	85.7%	86.8%	87.8%	88.6%	429 bps	81.1%	87.2%	608 bps
Same-Store revenues [1]	$ 40,175	$ 42,397	$ 43,124	$ 43,996	$ 44,793	11.5%	$ 155,946	$ 174,310	11.8%
Same-Store operating expenses [2]	34,213	34,610	34,324	34,883	34,858	1.9%	132,619	138,675	4.6%
Compensation	19,839	19,890	19,846	19,927	20,157	1.6%	76,671	79,820	4.1%
Controllable [3]	11,761	11,810	11,656	12,233	12,070	2.6%	45,219	47,769	5.6%
Non-Controllable [4]	2,613	2,910	2,822	2,723	2,631	0.7%	10,729	11,086	3.3%
Same-Store NOI [1][2]	$ 5,962	$ 7,787	$ 8,800	$ 9,113	$ 9,935	66.6%	$ 23,327	$ 35,635	52.8%
Same-Store NOI margin %	14.8%	18.4%	20.4%	20.7%	22.2%	734 bps	15.0%	20.4%	549 bps
RevPOR	$ 4,307	$ 4,465	$ 4,499	$ 4,542	$ 4,580	6.3%	$ 4,341	$ 4,522	4.2%

(1) See reconciliations in the appendix of this presentation.
(2) Excludes COVID subsidies.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

10

11 SHOP & ISHC Partners (as of 12/31/2024) Partner/Operator State Number of Properties/Campuses Pro-Rata Share Beds/Units Consolidated Beds/ Units Trilogy Management Services KY,IN,MI,OH,WI 128 13,130 13,130 Senior Solutions Management Group AR,MS,TX,LA,MO,GA 20 1,652 1,685 Priority Life Care IN, MI 12 988 988 Compass Senior Living OR, WA 15 907 907 Cogir Senior Living NC,CA,UT,WA 14 902 902 Heritage Senior Living PA,VA 5 653 653 Heritage Communities NE 2 220 220 Total 196 18,452 18,485

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Properties	27	27	27	27	19	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	2,061	2,061	2,061	2,061	956	2,061	956
Consolidated total beds/units	2,599	2,599	2,599	2,599	1,494	2,599	1,494
Average operator occupancy [1][2]	87.4%	91.0%	91.7%	91.4%	89.2%	86.5%	91.0%
Revenues [3]	$ 10,726	$ 10,317	$ 10,253	$ 10,305	$ 8,096	$ 45,227	$ 38,971
Debt security investment	2,011	2,081	2,039	2,453	2,117	8,040	8,690
Operating expenses	602	619	632	482	541	2,950	2,274
Cash NOI [3]	$ 12,135	$ 11,779	$ 11,660	$ 12,276	$ 9,672	$ 50,317	$ 45,387
Cash NOI margin %	95.3%	95.0%	94.9%	96.2%	94.7%	94.5%	95.2%

Same-Store	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q4 2024 vs Q4 2023	FY 2023	FY 2024	FY 2024 vs FY 2023
Properties	18	18	18	18	18		18	18	
Consolidated beds/units	1,494	1,494	1,494	1,494	1,494		1,494	1,494	
Average operator occupancy [1]	87.4%	88.1%	88.6%	88.3%	89.2%	189 bps	85.0%	88.5%	355 bps
Same-Store revenues [3]	$ 7,524	$ 7,690	$ 7,621	$ 7,675	$ 7,597	1.0%	$ 29,763	$ 30,583	2.8%
Same-Store operating expenses	467	529	500	385	421	(9.9)%	1,895	1,835	(3.2)%
Same-Store NOI [3]	$ 7,057	$ 7,161	$ 7,121	$ 7,290	$ 7,176	1.7%	$ 27,868	$ 28,748	3.2%
Same-Store NOI margin %	93.8%	93.1%	93.4%	95.0%	94.5%	67 bps	93.6%	94.0%	37 bps
Same-Store NOI (Constant Currency) [4]	$ 7,091	$ 7,171	$ 7,137	$ 7,268	$ 7,171	1.1%	$ 27,995	$ 28,748	2.7%

(1) Facilities are 100% triple-net leased, operators' occupancies are one quarter in arrears and hospitals are excluded.
(2) Occupancy includes properties that transitioned to SHOP provided that the date of transition was during the applicable quarter.
(3) See reconciliations in the appendix of this presentation.
(4) Includes currency adjustment for UK properties at full year 2024 average GBP/USD rate of 1.28.

American Healthcare REIT

12

Triple-Net Leased Properties Rent Payment Coverage Stratification

Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q4 2024 (1)

Coverage	Tenant EBITDAR Coverage: Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Tenant EBITDARM Coverage: Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	—	—	1.8 %	1.8 %	12.4	1	—	—	1.8 %	1.8 %	12.4	1
0.80x - 0.89x	—	—	—	—	—	—	—	—	—	—	—	—
0.90x - 0.99x	—	0.1 %	—	0.1 %	9.3	1	—	—	—	—	—	—
1.00x - 1.09x	0.6 %	—	—	0.6 %	7.4	1	—	—	—	—	—	—
1.10x - 1.19x	1.2 %	2.0 %	—	3.2 %	19.3	2	—	—	—	—	—	—
1.20x - 1.29x	—	—	—	—	—	—	0.6 %	—	—	0.6 %	7.4	1
1.30x - 1.39x	—	—	—	—	—	—	—	—	—	—	—	—
1.40x - 1.49x	—	—	—	—	—	—	1.2 %	—	—	1.2 %	25.7	1
1.50x - 1.59x	—	—	—	—	—	—	—	2.1 %	—	2.1 %	15.8	2
1.60x - 1.69x	—	—	—	—	—	—	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—	—	—	—	—	—	—
1.80x - 1.89x	—	1.2 %	—	1.2 %	5.8	1	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—	—	—	—	—	—	—
> 2.00x	—	—	0.4 %	0.4 %	8.9	1	—	1.2 %	0.4 %	1.6 %	6.4	2
Total	**1.8 %**	**3.3 %**	**2.2 %**	**7.3 %**	**13.8**	**7**	**1.8 %**	**3.3 %**	**2.2 %**	**7.3 %**	**13.8**	**7**
Segment Rent Coverage (2)	**1.13x**	**1.38x**	**1.46x**	**1.34x**			**1.37x**	**1.85x**	**1.68x**	**1.68x**		
Tenant Occupancy	**87.6 %**	**90.1 %**	**N/A**	**89.2 %**			**87.6 %**	**90.1 %**	**N/A**	**89.2 %**		

(1) Represents trailing twelve month coverage metrics as of September 30, 2024. Percentages are based on Pro-Rata Cash NOI for the three months ended December 31, 2024.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT

13

14 Revenue and Lease Expiration(1) (as of 12/31/2024) (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2025. (3) Represents total interest income from debt security investment. ABR of Expiring Leases (2) as % of Total ABR Year OM Triple-Net Leased Properties Interest Income (3) Total 2025 $ 14,576 13.4% $ — 0.0% $ 4,011 100.0% $ 18,587 12.5% 2026 4,939 4.6% — 0.0% — 0.0% 4,939 3.3% 2027 12,698 11.7% — 0.0% — 0.0% 12,698 8.5% 2028 15,143 14.0% — 0.0% — 0.0% 15,143 10.1% 2029 15,214 14.0% — 0.0% — 0.0% 15,214 10.2% Thereafter 45,924 42.3% 36,709 100.0% — 0.0% 82,633 55.4% Total $ 108,494 100.0% $ 36,709 100.0% $ 4,011 100.0% $ 149,214 100.0% (dollars in thousands)

15 Debt Maturities and Principal Payments (as of 12/31/2024) (1) Debt maturing after 2029 has a weighted average maturity date of March 2053 (28 Years). (2) Interest rates reflect two in-place swap derivatives for $275 million each, which mature on January 19, 2026 with strikes at 4.41% and 3.74%. (3) Does not include interest rate impact from mortgage insurance premiums and equipment financing. (4) Excludes variable-rate debt with interest rate swaps in place. Period Lines of Credit and Term Loan Mortgage Loans Payable Noncontrolling Interest's Share of Mortgage Loans Payable, Lines of Credit and Term Loan Combined Pro-Rata Debt % of Combined Pro-Rata Debt Weighted Average Interest Rate (2)(3) 2025 $ 32 $ 32,327 $ (270) $ 32,089 1.9% 3.54% 2026 — 159,437 (8,077) 151,360 9.0% 3.05% 2027 550,000 57,791 — 607,791 36.1% 5.24% 2028 139,000 139,961 — 278,961 16.5% 5.05% 2029 — 16,948 — 16,948 1.0% 3.29 % Thereafter (1) — 598,260 — 598,260 35.5% 3.70 % Total $ 689,032 $ 1,004,724 $ (8,347) $ 1,685,409 100.0% Weighted Interest Rate (2)(3) 5.48% 3.67% 2.64% 4.42% Weighted average maturity (years) 2.3 19.8 1.4 12.7 Percentage of variable-rate debt (4) 20.2% —% —% 8.2% (dollars in thousands)

16 Full Year 2024 Real Estate Acquisitions and Dispositions (1) Outpatient Medical represents Square Feet GLA in thousands. Acquisitions Reportable Segment Number of Properties/ Campuses Beds/Units Gross Purchase Price Average Cost per Bed/Unit Integrated Senior Health Campuses - Lease buyouts 3 325 $45,841 $141 SHOP 20 1,188 $138,839 $117 Dispositions Reportable Segment Number of Properties/ Campuses Beds/Units/GLA(1) Gross Proceeds Integrated Senior Health Campuses 1 97 $17,000 Outpatient Medical 4 189 $46,536 SHOP 1 22 $4,500 Triple-Net Leased Properties 8 1,105 $87,500 (dollars and square feet in thousands)

2025 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	2025 Guidance			
	FY 2025		FY 2025 - per diluted share	
	Low	High	Low	High
Net income attributable to common stockholders	$ 40.59	$ 46.71	$ 0.26	$ 0.30
Depreciation and amortization[2]	192.49	192.49	1.23	1.23
NAREIT FFO attributable to common stockholders	**$ 233.08**	**$ 239.20**	**$ 1.49**	**$ 1.53**
Amortization of other intangible assets/liabilities[2]	1.89	1.89	0.01	0.01
Change in deferred rent[2]	(1.00)	(1.00)	(0.01)	(0.01)
Non-cash impact of changes to equity plan[2][3]	8.96	8.96	0.06	0.06
Other adjustments[4]	1.26	1.26	0.01	0.01
Normalized FFO attributable to common stockholders	**$ 244.19**	**$ 250.31**	**$ 1.56**	**$ 1.60**
Weighted average diluted shares (in millions)	**156.4**	**156.4**		

FY 2025 Total Portfolio Same-Store NOI Growth Guidance

- **7.0% - 10.0%**

FY 2025 Segment-Level Same-Store NOI Growth / (Decline) Guidance

- **ISHC: 10.0% - 12.0%**
- **Outpatient Medical: (1.0%) - 1.0%**
- **SHOP: 18.0% - 22.0%**
- **Triple-Net Leased Properties: (1.5%) - (0.5%)**

Other FY 2025 Guidance Assumptions

- **General and administrative expenses of $48 million to $50 million**
- **Interest expense of $97 million to $102 million**
- **Other income of $4 to $6 million**
- **Expect to spend $80 million to $100 million for new development starts and on-going development projects**
- **Expect to close ~$86.4 million of investments in the first half of 2025**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide without unreasonable effort guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenues, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes adjustments for capitalized interest, business acquisition expenses and additional items as noted in the Company's definition for NFFO.

American Healthcare REIT
17

Components of NAV[1]

(dollars and square feet in thousands)

Segment		# of Buildings/ Campuses	SQ FT	Total Beds/ Units	Q4 2024 Cash NOI[2]	Q4 2024 Ann. Cash NOI[2]
ISHC		126	9,323	12,920	$ 60,887	$ 243,548
Outpatient Medical		83	4,191		20,087	80,348
SHOP - Grouped by Avg Occupancy						
	>80%	64	3,159	3,998	11,908	47,632
	60%-80%	15	1,159	1,299	1,038	4,152
	<60%	4	148	180	(807)	(3,228)
Triple-Net Leased Properties[3]		19	1,001	1,438	7,590	30,360
Total		311	18,981	19,835	$ 100,703	$ 402,812

	Pro-Rata	Consolidated	Weighted Avg. Rate[4]
Obligations (Outstanding principal balance as of 12/31/24)	Total	Total	Total
Mortgage Debt	$ 996,377	$ 1,004,724	3.67%
Revolving LOC	139,032	139,032	5.71%
Term Loan	550,000	550,000	5.43%
Total Debt	$ 1,685,409	$ 1,693,756	
Cash, cash equivalents and restricted cash pertaining to debt	(121,978)	(122,246)	
Net Debt	$ 1,563,431	$ 1,571,510	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	258,115	258,187	
Other	50,564	50,649	
Total other tangible liabilities, net	308,679	308,836	
Financing	34,731	34,731	
Lease obligations	165,239	165,239	
Net obligations	$ 2,072,080	$ 2,080,316	
Other Assets			
Debt security investment, gross	$ 91,099	$ 91,099	
Other tangible assets:			
Accounts receivable	211,102	211,104	
Capital expenditures	27,481	27,484	
Inventory	19,477	19,477	
Other	34,596	34,617	
Total other tangible assets	292,656	292,682	
Sold assets/assets expected to be sold	22,175	22,175	
Total other assets	$ 405,930	$ 405,956	
Common Shares and OP Units Issued and Outstanding			
Total Common Shares	157,446,697	157,446,697	
Total OP units	2,004,216	2,004,216	
Total Common Shares and OP Units	159,450,913	159,450,913	

(1) Dollars, square feet and beds/units are presented on a consolidated basis as of December 31, 2024.
(2) Cash NOI is adjusted to exclude non-recurring items.
(3) Excludes interest income from debt security investment.
(4) Weighted average rates reflect two in-place swap derivatives for $275 million each.

American Healthcare REIT 18

19 Fourth Quarter 2024 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(in thousands, except share and per share amounts)

	QTD				Full Year			
		Q4 2024		Q4 2023		2024		2023
Net loss	$	(32,429)	$	(30,959)	$	(35,600)	$	(76,887)
Depreciation and amortization related to real estate — consolidated properties		46,877		43,922		179,040		182,452
Depreciation and amortization related to real estate — unconsolidated entities		504		147		1,186		401
Impairment of real estate investments — consolidated properties		45,755		1,389		45,755		13,899
Gain on dispositions of real estate investments, net — consolidated properties		(2,956)		(2,695)		(5,213)		(32,472)
Net loss (income) loss attributable to noncontrolling interests		656		3,534		(2,212)		5,418
Gain on re-measurement of previously held equity interest		—		—		—		(726)
Depreciation, amortization, impairments, net gain/loss on dispositions and gain on re-measurement — noncontrolling interests		(1,986)		(6,846)		(17,851)		(26,518)
NAREIT FFO attributable to controlling interest	**$**	**56,421**	**$**	**8,492**	**$**	**165,105**	**$**	**65,567**
Business acquisition expenses		807		3,551		7,141		5,795
Amortization of above- and below-market leases		415		(2,489)		1,692		9,744
Amortization of closing costs — debt security investments		86		74		324		278
Change in deferred rent		(668)		(89)		(2,411)		1,149
Non-cash impact of changes to equity instruments		2,037		1,377		9,367		5,621
Capitalized interest		(73)		(36)		(334)		(163)
Loss on debt and derivative extinguishments		3,530		—		5,382		345
(Gain) loss in fair value of derivative financial instruments		(3,192)		9,126		(1,030)		926
Foreign currency loss (gain)		3,119		(1,935)		774		(2,307)
Impairment of intangible assets		—		10,520		—		10,520
Adjustments for unconsolidated entities		(1)		38		(320)		(321)
Adjustments for noncontrolling interests		(85)		(3,810)		(768)		(4,786)
Normalized FFO (NFFO) attributable to controlling interest	**$**	**62,396**	**$**	**24,819**	**$**	**184,922**	**$**	**92,368**
NAREIT FFO per common share attributable to controlling interest — diluted	**$**	**0.37**	**$**	**0.13**	**$**	**1.26**	**$**	**0.99**
Normalized FFO per common share attributable to controlling interest — diluted	**$**	**0.40**	**$**	**0.38**	**$**	**1.41**	**$**	**1.40**
Distributions paid to common stockholders	$	38,304	$	16,599	$	120,895	$	76,284
NAREIT FFO and Normalized FFO weighted average common shares outstanding — diluted		154,449,288		66,079,343		131,211,731		66,047,114

American Healthcare REIT

20

(1) Totals may not add due to rounding.

21 Adjusted EBITDA Reconciliation Q4 2024 Net loss $ (32,429) Adjustments: Interest expense (including amortization of deferred financing costs, debt discount/ premium and loss on debt extinguishments) 30,301 Income tax expense 486 Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 47,376 EBITDA $ 45,734 Loss from unconsolidated entities 2,505 Straight line rent and amortization of above/below market leases (714) Non-cash impact of changes to equity instruments 2,037 Business acquisition expenses 807 Gain on dispositions of real estate investments, net (2,956) Amortization of closing cost - debt security investment 86 Foreign currency loss 3,119 Gain in fair value of derivative financial instruments (3,192) Impairment of real estate investments 45,755 Non-recurring one-time items (2,024) Adjusted EBITDA $ 91,157 (dollars in thousands)

22 Coverage Ratios and Net Debt Reconciliation(1) (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Includes approximately $1.8 million of cash interest expense from mortgage insurance premiums and equipment financing. (3) Non-cash interest expense includes amortization of loan fees and debt discount/premium. (4) Interest Coverage ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. Q4 2024 Interest Coverage Ratios Interest Expense (2) $ 30,301 Capitalized Interest 73 Loss on extinguishment of debt (3,530) Non-Cash Interest Expense (3) (2,754) Total Interest $ 24,090 Interest Coverage ratio (4) 3.8x Fixed Charges Coverage Ratios Total Interest $ 24,090 Secured Debt Principal Amortization 4,873 Total Fixed Charges $ 28,963 Fixed Charge Coverage Ratio (4) 3.1x Total debt $ 1,693,756 Cash and cash equivalents (76,702) Restricted cash pertaining to debt (45,544) Net Debt $ 1,571,510 Net Debt-to-Annualized Adjusted EBITDA 4.3x (dollars in thousands)

23 Same-Store Property Reconciliation (1) Includes two SNFs in Central Wisconsin that transitioned from the Triple-Net Leased Properties segment to SHOP on March 1, 2023 and six Michigan properties that transitioned from the Triple-Net Leased Properties segment to SHOP on November 1, 2023. (2) ISHC includes eight expansions and six campuses under development. For the Year Ended 12/31/2024 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties/campuses 126 81 70 19 Recent acquisition/development conversions (1) — (21) — Non-Core Properties (3) (2) — (1) Transitions (1) — — (8) — Other (2) (14) — — — Same-Store properties 108 79 41 18

Cash NOI Reconciliation

(dollars in thousands)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Net (loss) income	$ (30,959)	$ (3,004)	$ 2,926	$ (3,093)	$ (32,429)	$ (76,887)	$ (35,600)
General and administrative	11,341	11,828	11,746	11,921	12,064	47,510	47,559
Business acquisition expenses	3,551	2,782	15	3,537	807	5,795	7,141
Depreciation and amortization	43,960	42,767	45,264	44,246	46,915	182,604	179,192
Interest expense	41,185	36,438	30,596	30,395	30,301	163,191	127,730
Loss (gain) in fair value of derivative financial instruments	9,126	(6,417)	(388)	8,967	(3,192)	926	(1,030)
(Gain) loss on dispositions of real estate investments, net	(2,695)	(2,263)	2	4	(2,956)	(32,472)	(5,213)
Impairment of real estate investments	1,389	—	—	—	45,755	13,899	45,755
Impairment of intangible assets	10,520	—	—	—	—	10,520	—
Loss from unconsolidated entities	794	1,205	1,035	2,123	2,505	1,718	6,868
Gain on re-measurement of previously held equity interest	—	—	—	—	—	(726)	—
Foreign currency (gain) loss	(1,935)	426	(82)	(2,689)	3,119	(2,307)	774
Other income, net	(1,649)	(1,863)	(3,106)	(2,138)	(4,246)	(7,601)	(11,353)
Income tax (benefit) expense	(112)	278	686	263	486	663	1,713
Total NOI	$ 84,516	$ 82,177	$ 88,694	$ 93,536	$ 99,129	$ 306,833	$ 363,536
Grant Income	(30)	—	—	—	—	(7,475)	—
Total NOI (excluding Grant Income)	$ 84,486	$ 82,177	$ 88,694	$ 93,536	$ 99,129	$ 299,358	$ 363,536
Straight line rent	(584)	(1,132)	(748)	(682)	(672)	(3,481)	(3,234)
Facility rental expense	8,774	8,840	7,888	7,619	7,642	37,025	31,989
Other non-cash adjustments	(2,397)	391	315	323	158	9,946	1,187
COVID subsidies	—	—	—	—	—	(171)	—
Cash NOI from dispositions	—	—	—	—	(2,508)	—	(2,508)
Cash NOI attributable to noncontrolling interests[1]	(242)	(230)	(247)	(268)	(271)	(895)	(1,016)
Cash NOI	$ 90,037	$ 90,046	$ 95,902	$ 100,528	$ 103,478	$ 341,782	$ 389,954

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

24

Same-Store NOI Reconciliation (1/2)

(dollars in thousands)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Integrated Senior Health Campuses							
NOI (excluding Grant Income)	$ 41,766	$ 41,980	$ 45,308	$ 48,399	$ 53,586	$ 146,063	$ 189,273
Facility rental expense	8,774	8,840	7,888	7,619	7,642	37,025	31,989
Cash NOI from dispositions	—	—	—	—	(341)	—	(341)
Cash NOI [1]	$ 50,540	$ 50,820	$ 53,196	$ 56,018	$ 60,887	$ 183,088	$ 220,921
New acquisitions/dispositions/transitions/other [1]	(6,709)	(5,556)	(5,005)	(7,326)	(6,266)	(24,975)	(24,153)
Non-Core Properties [1]	(460)	(865)	(1,002)	(1,212)	(928)	(160)	(4,007)
Other normalizing adjustments [1]	(1,429)	—	—	974	—	(1,429)	974
Same-Store NOI [1]	$ 41,942	$ 44,399	$ 47,189	$ 48,454	$ 53,693	$ 156,524	$ 193,735
Outpatient Medical							
NOI	$ 23,825	$ 20,978	$ 21,011	$ 21,066	$ 20,800	$ 91,611	$ 83,855
Straight line rent	(291)	(158)	(128)	(148)	(134)	(1,320)	(568)
Other non-cash adjustments	(2,633)	164	82	87	(81)	(1,959)	252
Cash NOI from dispositions	—	—	—	—	(261)	—	(261)
Cash NOI [2]	$ 20,901	$ 20,984	$ 20,965	$ 21,005	$ 20,324	$ 88,332	$ 83,278
New acquisitions/dispositions/transitions	(802)	(762)	(694)	(663)	—	(7,664)	(2,119)
Non-Core Properties	(373)	(384)	(395)	(392)	(335)	(1,406)	(1,506)
Same-Store NOI [2]	$ 19,726	$ 19,838	$ 19,876	$ 19,950	$ 19,989	$ 79,262	$ 79,653
SHOP							
NOI	$ 6,506	$ 6,509	$ 10,141	$ 11,307	$ 12,675	$ 20,369	$ 40,632
Other non-cash adjustments	11	—	—	—	—	5	—
COVID subsidies	—	—	—	—	—	(171)	—
Cash NOI attributable to noncontrolling interests [2]	(56)	(46)	(60)	(78)	(80)	(158)	(264)
Cash NOI	$ 6,461	$ 6,463	$ 10,081	$ 11,229	$ 12,595	$ 20,045	$ 40,368
New acquisitions/dispositions/transitions	(1,010)	784	(1,891)	(2,913)	(3,236)	1,474	(7,256)
Development conversion	340	540	510	664	576	1,551	2,290
Other normalizing adjustments	171	—	100	133	—	257	233
Same-Store NOI	$ 5,962	$ 7,787	$ 8,800	$ 9,113	$ 9,935	$ 23,327	$ 35,635

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

25

Same-Store NOI Reconciliation (2/2)

(dollars in thousands)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Triple-Net Leased Properties							
NOI	$ 12,389	$ 12,710	$ 12,234	$ 12,764	$ 12,068	$ 41,315	$ 49,776
Straight line rent	(293)	(974)	(620)	(534)	(538)	(2,161)	(2,666)
Other non-cash adjustments	225	227	233	236	239	11,900	935
Cash NOI from dispositions	—	—	—	—	(1,906)	—	(1,906)
Cash NOI attributable to noncontrolling interest [2]	(186)	(184)	(187)	(190)	(191)	(737)	(752)
Cash NOI	$ 12,135	$ 11,779	$ 11,660	$ 12,276	$ 9,672	$ 50,317	$ 45,387
Debt security investment	(2,011)	(2,081)	(2,039)	(2,453)	(2,117)	(8,040)	(8,690)
New acquisitions/dispositions/transitions	(2,708)	(2,164)	(2,127)	(2,163)	—	(12,996)	(6,454)
Non-Core Properties	(359)	(373)	(373)	(370)	(379)	(1,413)	(1,495)
Same-Store NOI	$ 7,057	$ 7,161	$ 7,121	$ 7,290	$ 7,176	$ 27,868	$ 28,748
Total Portfolio							
NOI (excluding Grant Income)	$ 84,486	$ 82,177	$ 88,694	$ 93,536	$ 99,129	$ 299,358	$ 363,536
Straight line rent	(584)	(1,132)	(748)	(682)	(672)	(3,481)	(3,234)
Facility rental expense	8,774	8,840	7,888	7,619	7,642	37,025	31,989
Other non-cash adjustments	(2,397)	391	315	323	158	9,946	1,187
COVID subsidies	—	—	—	—	—	(171)	—
Cash NOI from dispositions	—	—	—	—	(2,508)	-	(2,508)
Cash NOI attributable to noncontrolling interests [2]	(242)	(230)	(247)	(268)	(271)	(895)	(1,016)
Cash NOI [1][2]	$ 90,037	$ 90,046	$ 95,902	$ 100,528	$ 103,478	$ 341,782	$ 389,954
Debt security investment	(2,011)	(2,081)	(2,039)	(2,453)	(2,117)	(8,040)	(8,690)
New acquisitions/dispositions/transitions/other [1]	(11,229)	(7,698)	(9,717)	(13,065)	(9,502)	(44,161)	(39,982)
Development conversion	340	540	510	664	576	1,551	2,290
Non-Core Properties [1]	(1,192)	(1,622)	(1,770)	(1,974)	(1,642)	(2,979)	(7,008)
Other normalizing adjustments [1]	(1,258)	—	100	1,107	—	(1,172)	1,207
Same-Store NOI [1][2]	$ 74,687	$ 79,185	$ 82,986	$ 84,807	$ 90,793	$ 286,981	$ 337,771

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

26

Same-Store Revenue Reconciliation (1/2)

(dollars in thousands)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Integrated Senior Health Campuses							
GAAP revenue and Grant Income	$ 384,993	$ 393,122	$ 393,774	$ 409,626	$ 423,290	$ 1,489,355	$ 1,619,812
Grant Income	(30)	—	—	—	—	(7,475)	—
Cash revenue from dispositions	—	—	—	—	(1,774)	—	(1,774)
Cash revenue [1]	$ 384,963	$ 393,122	$ 393,774	$ 409,626	$ 421,516	$ 1,481,880	$ 1,618,038
Revenue attributable to non-Same-Store properties [1]	(117,025)	(116,791)	(117,675)	(128,241)	(128,772)	(441,605)	(491,479)
Revenue attributable to Non-Core Properties [1]	(6,926)	(7,535)	(7,638)	(7,980)	(8,098)	(25,237)	(31,251)
Other normalizing revenue adjustments [1]	—	—	—	(1,236)	—	—	(1,236)
Same-Store revenue [1]	$ 261,012	$ 268,796	$ 268,461	$ 272,169	$ 284,646	$ 1,015,038	$ 1,094,072
Outpatient Medical							
GAAP revenue	$ 36,257	$ 34,067	$ 33,682	$ 33,715	$ 33,276	$ 146,068	$ 134,740
Straight line rent	(291)	(158)	(128)	(148)	(134)	(1,320)	(568)
Other non-cash adjustments	(2,995)	(185)	(267)	(262)	(399)	(3,349)	(1,113)
Cash revenue from dispositions	—	—	—	—	(304)	—	(304)
Cash revenue [2]	$ 32,971	$ 33,724	$ 33,287	$ 33,305	$ 32,439	$ 141,399	$ 132,755
Revenue attributable to non-Same-Store properties	(1,197)	(1,162)	(986)	(881)	—	(12,721)	(3,029)
Revenue attributable to Non-Core Properties	(482)	(499)	(514)	(512)	(479)	(1,892)	(2,004)
Same-Store revenue [2]	$ 31,292	$ 32,063	$ 31,787	$ 31,912	$ 31,960	$ 126,786	$ 127,722
SHOP							
GAAP revenue	$ 48,321	$ 58,996	$ 64,239	$ 67,208	$ 73,543	$ 186,862	$ 263,986
Cash revenue attributable to noncontrolling interests [2]	(271)	(276)	(291)	(296)	(304)	(1,287)	(1,167)
Cash revenue	$ 48,050	$ 58,720	$ 63,948	$ 66,912	$ 73,239	$ 185,575	$ 262,819
Revenue attributable to non-Same-Store properties	(7,692)	(16,053)	(20,409)	(22,505)	(27,955)	(28,178)	(86,922)
Revenue attributable to development conversion	(183)	(270)	(415)	(411)	(491)	(1,451)	(1,587)
Same-Store revenue	$ 40,175	$ 42,397	$ 43,124	$ 43,996	$ 44,793	$ 155,946	$ 174,310

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT
27

Same-Store Revenue Reconciliation (2/2)

(dollars in thousands)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2023	FY 2024
Triple-Net Leased Properties							
GAAP revenue	$ 13,010	$ 13,348	$ 12,886	$ 13,265	$ 12,631	$ 44,333	$ 52,130
Straight line rent	(293)	(974)	(620)	(534)	(538)	(2,161)	(2,666)
Other non-cash adjustments	206	210	212	217	220	11,833	859
Cash revenue from dispositions	—	—	—	—	(1,910)	—	(1,910)
Cash revenue attributable to noncontrolling interest [(2)]	(186)	(186)	(186)	(190)	(190)	(738)	(752)
Cash revenue	$ 12,737	$ 12,398	$ 12,292	$ 12,758	$ 10,213	$ 53,267	$ 47,661
Debt security investment	(2,011)	(2,081)	(2,039)	(2,453)	(2,117)	(8,040)	(8,690)
Revenue attributable to non-Same-Store properties	(2,757)	(2,169)	(2,169)	(2,169)	—	(13,662)	(6,507)
Revenue attributable to Non-Core Properties	(445)	(458)	(463)	(461)	(499)	(1,802)	(1,881)
Same-Store revenue	$ 7,524	$ 7,690	$ 7,621	$ 7,675	$ 7,597	$ 29,763	$ 30,583
Total Portfolio							
GAAP revenue and Grant Income	$ 482,581	$ 499,533	$ 504,581	$ 523,814	$ 542,740	$ 1,866,618	$ 2,070,668
Straight line rent	(584)	(1,132)	(748)	(682)	(672)	(3,481)	(3,234)
Other non-cash adjustments	(2,789)	25	(55)	(45)	(179)	8,484	(254)
Grant Income	(30)	—	—	—	—	(7,475)	—
Cash revenue from dispositions	—	—	—	—	(3,988)	—	(3,988)
Cash revenue attributable to noncontrolling interests [(2)]	(457)	(462)	(477)	(486)	(494)	(2,025)	(1,919)
Cash revenue [(1)(2)]	$ 478,721	$ 497,964	$ 503,301	$ 522,601	$ 537,407	$ 1,862,121	$ 2,061,273
Debt security investment	(2,011)	(2,081)	(2,039)	(2,453)	(2,117)	(8,040)	(8,690)
Revenue attributable to non-Same-Store properties [(1)]	(128,671)	(136,175)	(141,239)	(153,796)	(156,727)	(496,166)	(587,937)
Revenue attributable to development conversion	(183)	(270)	(415)	(411)	(491)	(1,451)	(1,587)
Revenue attributable to Non-Core Properties [(1)]	(7,853)	(8,492)	(8,615)	(8,953)	(9,076)	(28,931)	(35,136)
Other normalizing revenue adjustments [(1)]	—	—	—	(1,236)	—	—	(1,236)
Same-Store revenue [(1)(2)]	$ 340,003	$ 350,946	$ 350,993	$ 355,752	$ 368,996	$ 1,327,533	$ 1,426,687

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

28

29 • Adjusted EBITDA: EBITDA excluding the impact of gain or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash stock-based compensation expense, business acquisition expenses, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Grant Income: Stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Defined Terms

30 • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • NOI margin: A profitability metric that measures how efficiently a property or portfolio is operated by comparing its NOI to its revenue. Calculated by dividing NOI by revenue. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO attributable to controlling interest or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non- recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of December 31, 2024, we owned and/or operated eight other buildings through entities of which we owned between 90.0% and 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

31 • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are Triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loan and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; in which we indirectly owned a 100% interest in Trilogy as of December 31, 2024. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses. Defined Terms